UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2019

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Energy and Power Fund (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on December 12, 2019.  As of October 14, 2019, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 434,739,617 common shares of beneficial interest were eligible to be voted, and 179,187,640 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 21, 2019:

•	Proposal No. 1 – to elect the eight members of the board of trustees named in the Company's proxy statement to serve as trustees of the Company until the 2020 annual meeting of shareholders and until their successors are duly elected and qualified; and
•	Proposal No. 2 – to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

All trustee nominees listed in the Company’s 2019 proxy statement were elected by the Company’s shareholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each trustee nominee are set forth below:

Trustee Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sidney R. Brown	47,047,691	2,927,711	129,212,238
Stephen T. Burdumy	46,976,831	2,998,571	129,212,238
Gregory P. Chandler	46,990,566	2,984,836	129,212,238
Michael C. Forman	47,093,505	2,881,897	129,212,238
Richard I. Goldstein	46,939,235	3,036,167	129,212,238
Charles P. Pizzi	46,924,482	3,050,920	129,212,238
Pedro A. Ramos	46,962,355	3,013,047	129,212,238
R. Blair Thomas	46,964,356	3,011,046	129,212,238

The proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was also approved by the Company’s shareholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
177,215,281	1,075,773	896,586	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: December 13, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel